--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     [LOGO]

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                       755 WEST BIG BEAVER ROAD, SUITE 800
                              TROY, MICHIGAN 48084

To Our Stockholders:


I am pleased to invite you to attend the annual meeting of stockholders of Championship Auto Racing Teams, Inc. to be held on Tuesday, June 4, 2002 at 10:00 a.m. at The Westin Indianapolis located at 50 South Capitol Avenue, Indianapolis, Indiana 46204.

Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Championship Auto Racing Teams, Inc.


Sincerely,



Christopher R. Pook
President/CEO
Championship Auto Racing Teams, Inc.


April 24, 2002

                       2002 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders....................................   1

         Q:     Why am I receiving these materials?.........................   2

         Q:     What information is contained in these materials?...........   2

         Q:     What is a proxy?............................................   2

         Q:     What proposals will be voted on at the meeting?.............   2

         Q.     What shares owned by me can be voted?.......................   2

         Q.     What is the difference between holding shares as a
                stockholder of record and as a beneficial owner?............   2

                  Stockholder of Record.....................................   2

                  Beneficial Owner..........................................   2

         Q:     How can I vote my shares in person at the meeting?..........   3

         Q:     How can I vote my shares without attending the meeting?.....   3

         Q:     Can I vote by telephone or on the Internet if I am not a
                registered stockholder?.....................................   3

         Q:     Can I change my vote?.......................................   3

         Q:     How are votes counted?......................................   3

         Q:     What is the voting requirement to approve each of the
                proposals?..................................................   3

         Q:     How will abstentions be treated?............................   4

         Q:     How will broker non-votes be treated?.......................   4

         Q:     What does it mean if I receive more than one proxy or
                voting instruction card?....................................   4

         Q:     Where can I find the voting results of the meeting?.........   4

STOCK OWNERSHIP.............................................................   5

         Who are the largest owners of CART's stock?........................   5

         How much stock do CART's directors and executive officers own?.....   6

         Section 16(a) Beneficial Ownership Reporting Compliance............   8

BOARD STRUCTURE AND COMPENSATION............................................   9

DIRECTOR COMPENSATION ARRANGEMENTS..........................................  10

PROPOSAL NO. 1- ELECTION OF DIRECTORS.......................................  11

PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS....................  14

EXECUTIVE OFFICERS AND KEY EMPLOYEES........................................  15

EXECUTIVE COMPENSATION......................................................  17

                  Summary Compensation Table................................  17

                  Option Grants In Last Fiscal Year.........................  18

                  Aggregate Option Exercises In Last Fiscal Year And Fiscal
                  Year-End Option Values....................................  19

REPORT OF THE COMPENSATION COMMITTEE........................................  19

REPORT OF THE AUDIT COMMITTEE...............................................  21

STOCK PERFORMANCE GRAPH.....................................................  22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............................  23

ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL MEETING AND
   STOCKHOLDER PROPOSALS....................................................  25

         Q:     What happens if additional proposals are presented at the
                meeting?....................................................  25

         Q:     Which shares are entitled to be voted?......................  25

         Q:     What is the quorum requirement for the meeting?.............  25

         Q:     Who will count the vote?....................................  25

         Q:     Is my vote confidential?....................................  25

         Q:     Who will bear the cost of soliciting votes for the meeting?.  25

         Q:     May I propose actions for consideration at next year's
                annual meeting of stockholders or nominate individuals to
                serve as directors?.........................................  25


APPENDIX A - AUDIT COMMITTEE CHARTER

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                       755 WEST BIG BEAVER ROAD, SUITE 800
                              TROY, MICHIGAN 48084
                                 (248) 362-8800

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TIME                       10:00 a.m. on Tuesday, June 4, 2002

PLACE                      The Westin Indianapolis
                           50 South Capitol Avenue
                           Indianapolis, Indiana 46204

ITEMS OF BUSINESS          (1)  To elect directors
                           (2)  To ratify the appointment of independent
                                accountants

                           (3)  To consider such other business as may
                                properly come before the meeting

RECORD DATE                You are entitled to vote if you were a stockholder at
                           the close of business on Monday, April 15, 2002.

VOTING BY PROXY            Please submit the proxy as soon as possible so that
                           your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 2 of this proxy statement and the instructions on the proxy card.



                              By Order of the Board of Directors

                              Christopher R. Pook
                              President/CEO



     This proxy statement and accompanying proxy card are being distributed on or about April 30, 2002.

Q:   WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Championship Auto Racing Teams, Inc. ("CART") is providing these proxy materials for you in connection with CART's annual meeting of stockholders which will take place on June 4, 2002. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:   WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers and certain other required information. Our 2001 Annual Report to Stockholders is also enclosed.

Q:   WHAT IS A PROXY?

A: It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or proxy card. We have designated Christopher R. Pook and Thomas L. Carter as proxies for the 2002 Annual Meeting of Stockholders.

Q:   WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:   There are two proposals scheduled to be voted on at the meeting:

     -    The election of directors

     -    The ratification of independent accountants

Q.   WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of April 15, 2002, the record date, may be voted by you. These shares include those: (1) held directly in your name as a stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many CART stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     STOCKHOLDER OF RECORD

     If your shares are registered directly in your name with CART's Transfer Agent, Wells Fargo Minnesota N.A., you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by CART. As a stockholder of record, you have the right to grant your voting proxy directly to CART or to vote in person at the meeting. CART has enclosed a proxy card for your use.

     BENEFICIAL OWNER

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use.

Q:   HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

     EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

Q:   HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

     BY INTERNET - If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

     BY TELEPHONE - If you live in the United States or Canada, you may submit your proxy by following the "Vote by Telephone" instructions on the proxy card.

     BY MAIL - You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

Q: CAN I VOTE BY TELEPHONE OR ON THE INTERNET IF I AM NOT A REGISTERED STOCKHOLDER?

A: If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the Internet.

Q:   CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:   HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:   WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the nine persons receiving the highest number of "FOR" votes will be elected. The other proposal requires the affirmative "FOR" vote of a majority of those shares present, in person or by proxy, and entitled to vote. If you are the beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in "HOW WILL BROKER NON-VOTES BE

     TREATED?". In tabulating the voting results for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:   HOW WILL ABSTENTIONS BE TREATED?

A: If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for Proposal 1. If you abstain from voting on the remaining proposal, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effect as a vote against the proposal.

Q:   HOW WILL BROKER NON-VOTES BE TREATED?

A: Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will have the following effects:

     Proposal 1: Broker non-votes will have no effect on the election of directors. Proposal 2: Broker non-votes will not be counted in determining the number of shares necessary for ratification of the appointment of the Company's independent auditors and will, therefore, reduce the absolute number (but not the percentage) of the affirmative votes required for approval of the proposal.

     Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
     CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2002.

     Additional Q&A information regarding the annual meeting and stockholder proposals may be found on pages 25 and 26.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF CART'S STOCK?

         The following table shows the amount of CART common stock beneficially owned by any person or group known to us that is the beneficial owner of more than 5% of CART's common stock as of April 15, 2002.

                                                    AGGREGATE NUMBER                        PERCENT OF
                                                       OF SHARES                              SHARES
             NAME AND ADDRESS                      BENEFICIALLY OWNED                       OUTSTANDING
             ----------------                      ------------------                       -----------

Gerald R. Forsythe (1)                                 1,738,500                              11.81%
Forsythe Racing, Inc.
Indeck Energy Services, Inc.
1111 South Willis Avenue
Wheeling, IL  60090

James Grosfeld (2)                                     1,518,800                              10.32%
20500 Civic Center Drive
Suite 3000
Southfield, MI  48076

Kern Capital Management, LLC (3)                       1,228,400                               8.35%
Robert E. Kern, Jr.
David G. Kern
114 West 47th Street, Suite 1926
New York, NY 10036

Jonathan P. Vannini (4)                                1,255,000                               8.53%
828 Irwin Drive
Hillsborough, CA  94010

High Rock Capital LLC (5)                                916,600                               6.23%
High Rock Asset Management LLC
28 State Street, 18th Floor
Boston, MA  02109

State Street Research &                                  850,138                               5.78%
Management Company (6)
One Financial Center
30th Floor
Boston, MA  02111-2690

(1)      We have received this information regarding share ownership from the
         Schedule 13D/A that was filed with the SEC on November 13, 2001.

(2)      We have received this information regarding share ownership from the
         Schedule 13D/A that was filed with the SEC on November 29, 2001.

(3)      We have received this information regarding share ownership from the
         Schedule 13G/A that was filed with the SEC on February 14, 2002.

(4)      We have received this information regarding share ownership from the
         Schedule 13D/A that was filed with the SEC on December 3, 2001.

(5)      We have received this information regarding share ownership from the
         Schedule 13G that was filed with the SEC on February 14, 2002.

(6)      We have received this information regarding share ownership from the
         Schedule 13G that was filed with the SEC on February 15, 2002. The reporting person disclaims beneficial ownership of the shares.

HOW MUCH STOCK DO CART'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the amount of common stock of CART beneficially owned (unless otherwise indicated) by CART's directors, the executive officers of CART named in the Summary Compensation Table below, nominees, and the directors and executive officers of CART as a group. Except as otherwise indicated, all information is as of April 15, 2002.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of June 14, 2002 (60 days after the record date of April 15, 2002) through the exercise of stock options or other rights. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his/her spouse) with respect to the shares set forth in the following table.

                                                                       AMOUNT AND                      PERCENT OF
                                                                        NATURE OF                        SHARES
                         NAME                                   BENEFICIAL OWNERSHIP (1)             OUTSTANDING(2)
                         ----                                   ------------------------             --------------

Christopher R. Pook.................................                    0                                   0

Floyd R. Ganassi, Jr................................                9,400      Indirect (3)                 *

Barry E. Green......................................                    0      Indirect (4)                 0

James Grosfeld......................................            1,066,300      Direct                    10.38%
                                                                  452,500      Indirect (5)
                                                                   10,000      Vested Options

Carl A. Haas........................................              325,000      Indirect (6)               2.21%

James F. Hardymon...................................               75,000      Vested Options               *

Joseph F. Heitzler..................................               67,675      Direct (7)                   *
                                                                    7,600      Indirect (7)

James A. Henderson..................................                1,000      Direct
                                                                   15,000      Vested Options               *

U.E. Patrick........................................                  100      Direct                     1.01%
                                                                  141,000      Indirect (8)
                                                                    7,585      Vested Options

Rafael A. Sanchez...................................                    0                                   0

Frederick T. Tucker.................................               15,000      Vested Options               *

Derrick Walker......................................                7,500      Indirect (9)                 *

Thomas L. Carter....................................                3,000      Direct                       *
                                                                   11,666      Vested Options

Vicki O'Connor......................................               13,334      Vested Options               *

Roger Bailey(10)....................................               42,784      Vested Options               *

All current directors and executive officers as a
   group (13) persons...............................            1,138,075      Direct                    14.99%
                                                                  943,000      Indirect
                                                                  147,585      Vested Options

*   Represents less than 1% of the Company's outstanding common stock.

(1)      "Vested Options" are stock options which may be exercised as of June
         14, 2002.

(2) Percentages are based upon 14,718,134 shares of common stock outstanding on April 15, 2002.

(3)      The shares are held of record by Chip Ganassi Racing Teams, Inc.

(4)      The shares are held of record by Team Green, Inc.

(5)      The shares are held of record by various family trusts.

(6) The shares are held of record by Newman/Haas Racing, Carl Haas Enterprises, Inc. and Mr. Haas' spouse.

(7) Mr. Heitzler is no longer employed by the Company. We have received this information regarding share ownership from the Form 4 that was filed with the SEC with respect to changes in beneficial ownership during October 2001.

(8)      The shares are held of record by Patrick Racing, Inc.

(9)      The shares are held of record by Derrick Walker Racing, Inc.

(10) We cannot confirm the number of shares held by Mr. Bailey since he no longer is employed by the Company.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our stock. CART believes that during fiscal 2001, its officers and directors complied with all Section 16(a) filing requirements. In making this statement, CART has relied upon the written representations of its directors and officers.

                        BOARD STRUCTURE AND COMPENSATION

         During 2001, our Board had the following three committees: (1) Executive, (2) Audit and (3) Compensation. Immediately following the 2001 Annual Meeting of Stockholders, our Board had 11 directors. Subsequent to such meeting, in September 2001 Burt C. Roberts, Jr. resigned from the Board. In September 2001, Eugene A. Atkinson was appointed to the Board and in October 2001, James Grosfeld was appointed to the Board,. In October, 2001, Mr. Forsythe resigned from the Board and in March 2002, Mr. Atkinson resigned from the Board. Messrs. Ganassi, Green and Heitzler will not stand for re-election at this meeting. The Board has amended our bylaws to provide for a board composed of nine directors.

         The Board and Committee membership during fiscal 2001 and the function of each committee are described below. During 2001, the Board held five meetings and seven telephonic meetings. Each nominee for Director attended at least 75% of all Board and applicable Committee meetings for the period of time he served as a member of the Board.

NAME OF DIRECTOR                                    EXECUTIVE          AUDIT         COMPENSATION
----------------------------                        ---------          -----         ------------
Non-Employee Directors:
Eugene A. Atkinson (1)...................                                X
Gerald R. Forsythe (1)...................                 X                                X
Floyd R. Ganassi, Jr. (2)................                                                  X
Barry E. Green (2).......................                                                  X
James Grosfeld...........................                 X
Carl A. Haas ............................
James F. Hardymon .......................                 X*             X*
James A. Henderson ......................                 X
U.E. Patrick ............................                 X
Burt C. Roberts , Jr. (1)................                                X
Frederick T. Tucker .....................                                X                 X*
Derrick Walker ..........................                 X                                X

Employee Directors:
Joseph F. Heitzler (2)...................                 X

Number of Meetings in Fiscal 2001........                 1              6               5(3)

X = Committee member; * = Chair

(1)      Resigned from the Board.

(2)      Will not stand for re-election.

(3)      The Committee also took one action in writing.

THE EXECUTIVE COMMITTEE

         The Executive Committee meets or takes written action when the Board is not otherwise meeting. The Executive Committee has full authority to act on behalf of the Board, except that it cannot amend CART's by-laws, recommend any action that requires the approval of the stockholders or take any other action not permitted under Delaware law to be delegated to a committee. The members of the Executive Committee are currently Messrs. Pook, Grosfeld, Hardymon, Henderson and Patrick.

THE AUDIT COMMITTEE

         The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendations to the Board for the selection of independent accountants. In discharging its duties, the committee:

         - reviews and approves the scope of the annual audit and the independent accountants' fees;

         - meets independently with our internal accounting staff, our independent accountants and our senior management; and

         - reviews the general scope of our accounting, financial reporting, annual audit and internal audit program, and matters relating to internal control systems as well as the results of the annual audit.

         The members of the Audit Committee are currently Messrs. Hardymon, Henderson and Tucker. Each member of the Audit Committee is an "independent director," as defined in the rules of The New York Stock Exchange. The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this proxy statement.

THE COMPENSATION COMMITTEE

         The Compensation Committee determines, approves and reports to the Board on all elements of compensation for our elected executive officers and all employees whose annual salary exceeds $150,000. The members of the Compensation Committee are currently Messrs. Tucker, Ganassi, Green and Walker.

                       DIRECTOR COMPENSATION ARRANGEMENTS

         The following information relates to CART's compensation and reimbursement practices during 2001 for directors who are not CART officers and who are not affiliated with teams participating in CART events (Messrs. Atkinson, Grosfeld, Hardymon, Henderson, Roberts and Tucker). CART employees and those directors who are affiliated with teams participating in CART events do not receive any compensation for their Board activities.

         In addition to the cash compensation discussed below, members of the Board of Directors who are not CART officers and who are not affiliated with teams participating in CART events (Messrs. Atkinson, Grosfeld, Hardymon, Henderson, Roberts and Tucker) received options to purchase 10,000 shares of common stock when first elected and options to purchase 5,000 shares upon each re-election.

         During 2001, members of the Board of Directors who were not CART officers and who were not affiliated with teams participating in CART events, were paid an annual retainer of $25,000. All Board members were reimbursed for expenses attendant to Board membership.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         There are nine nominees for election to our Board this year. All of the nominees have served as directors since the last annual meeting, except for James Grosfeld and Christopher R. Pook, each of whom was appointed to the Board of Directors subsequent to the last annual meeting, and Mr. Sanchez, who is a nominee, but does not currently serve as a director. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successor is elected.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

JAMES GROSFELD                      Mr. Grosfeld is a private investor. From
Director since October 2001         November 1993 until November 1994, Mr.
Age 64                              Grosfeld served as Chairman of the Board of
                                    Copart, Inc. Mr. Grosfeld is a director of
                                    Copart, Inc., a public company which
                                    provides salvage vehicle auction services in
                                    the United States. Mr. Grosfeld is also a
                                    director of Blackrock Inc., a public
                                    diversified investment management company.

CARL A. HAAS                        Since 1960, Mr. Haas has served as Chief
Director since December 1997        Executive Officer of Carl A. Haas Auto
Age 72                              Imports, a company specializing in the
                                    distribution of race cars and parts. Since
                                    1982, Mr. Haas has also served as the
                                    Managing Partner of Newman Haas Racing.
                                    Since 1992, he has served as President of
                                    Carl A. Haas Racing Teams, Ltd. and, since
                                    1996, as the Managing Member of Texaco Grand
                                    Prix of Houston, LLC. Both Carl A. Haas
                                    Racing Teams, Ltd. and Texaco Grand Prix of
                                    Houston, LLC are race promotion
                                    organizations. In addition, Mr. Haas also
                                    holds positions with various companies,
                                    including, but not limited to, Carl A. Haas
                                    Enterprises, Inc., Team Haas USA Ltd., Road
                                    America, SCCA Pro Racing, Inc. and Milwaukee
                                    Mile, Inc., all of which are racing related
                                    businesses.

JAMES F. HARDYMON                   Mr. Hardymon retired as Chairman and Chief
Director since April 1998           Executive Officer of Textron, Inc. in
Age 67                              January 1999. Textron, Inc. is a public
                                    company, supplying aerospace and industrial
                                    components. He joined Textron in 1989 as
                                    President and Chief Operating Officer,
                                    became Chief Executive Officer in 1992,
                                    assumed the additional title of Chairman in
                                    1993 and relinquished the title of President
                                    in 1994. Prior to joining Textron, Mr.
                                    Hardymon was President, Chief Operating
                                    Officer and a director of Emerson Electric
                                    Co., a global manufacturer of electrical and
                                    electronic products and systems. Mr.
                                    Hardymon is a director of Air Products and
                                    Chemicals, Inc., Schneider Electric SA,
                                    Lexmark International, Inc., Circuit City
                                    Stores, Inc. and American Standard
                                    Companies, Inc.

JAMES A. HENDERSON                  Mr. Henderson was elected Chairman of the
Director since July 2000            Board of Cummins Engine Company, Inc. in
Age 67                              1995 after serving as Chief Executive
                                    Officer since 1994 and its President since
                                    1977. Mr. Henderson retired from Cummins in
                                    December 1999. He received a Bachelor of
                                    Arts degree from Princeton University in
                                    1956, served in the U.S. Navy and received
                                    an M.B.A. from Harvard in 1963. He joined
                                    Cummins in 1964 as Assistant to the Chairman
                                    and in 1965 was elected Vice President --
                                    Management Development. After serving as
                                    Vice President - Personnel and Vice
                                    President-Operations, Mr. Henderson was
                                    elected Executive Vice President in 1971. He
                                    was also Chief Operating Officer from 1975
                                    to 1994. He serves as a director of SBC
                                    Communications, Inc., International Paper
                                    Company, Landmark Communications, Inc.,
                                    Ryerson Tull, Inc., Rohm and Haas Company,
                                    and Nanophase Technologies Corporation.

U.E. PATRICK                        Mr. Patrick was a founding member of CART in
Director since December 1997        November 1978 and served as its first
Age 73                              President and Chief Executive Officer. Mr.
                                    Patrick has been involved in racing since
                                    1967 and has been a car owner since 1970,
                                    with three Indianapolis 500 wins and the
                                    CART World Series Championship in 1989. Mr.
                                    Patrick currently serves as President of
                                    Patrick Racing, Inc. He holds the position
                                    of Chairman of the Board of Patrick
                                    Exploration, Inc., an oil and gas
                                    exploration company, and is an investor in
                                    several businesses.

CHRISTOPHER R. POOK                 Mr. Pook has served as President and CEO of
Director since January 2002         the Company since December 2001. Prior to
Age 61                              joining the Company, Mr. Pook served as
                                    President of the Grand Prix Association of
                                    Long Beach, Inc., a subsidiary of Dover
                                    Downs, Entertainment, Inc. In 1973, Mr. Pook
                                    conceived the idea of running a world-class
                                    automobile race through the city streets of
                                    Long Beach, and his dream became a reality
                                    when the initial event, a Formula 5000
                                    event, was staged in September 1975.
                                    Thereafter, the Long Beach Grand Prix became
                                    a Formula One race and "The Toyota Grand
                                    Prix of Long Beach" evolved into an annual
                                    event on the World Championship Grand Prix
                                    circuit. Following the 1983 event, Mr. Pook
                                    made a decision to change the format of the
                                    Long Beach Grand Prix from Formula One to
                                    CART Champ Cars. In 1996, the Grand Prix
                                    Association of Long Beach, Inc., with Mr.
                                    Pook as President and Chief Executive
                                    Officer, completed an initial public
                                    offering of stock, and also acquired tracks
                                    in St. Louis and Memphis. In 1998, this
                                    company was purchased by Dover Downs
                                    Entertainment, Inc. (NYSE: DVD). Mr. Pook
                                    has served as a member of the Board of
                                    Directors of Dover Downs Entertainment, Inc.
                                    since 1998. Mr. Pook is a Member of the
                                    Board of Directors of the Los Angeles
                                    Organizing Committee for the 2012 Olympic
                                    Games; he is Co-Chair of the Local
                                    Organizing Committee for the 2005 FINA World
                                    Swimming Championships and is Chairman of
                                    the Board of the Long Beach Area Convention
                                    & Visitors Bureau.

RAFAEL A. SANCHEZ                   Mr. Sanchez has served as President and CEO
Nominee                             of various ventures since 1998, including
Age 53                              Sanchez Motorsports Group, Inc., Motorsports
                                    Americas, Inc., Douglas Road Partners, and
                                    RAS Development, Inc. From 1995 to 1998, Mr.
                                    Sanchez served as the President and CEO of
                                    Homestead-Miami Speedway. Mr. Sanchez was
                                    the founder of the Miami Grand Prix, the
                                    CART race that ran through the streets of
                                    downtown Miami from 1983 through 1985. Mr.
                                    Sanchez developed the Homestead-Miami
                                    Speedway.

FREDERICK T. TUCKER                 Mr. Tucker served as Deputy to the Chief
Director since May 2000             Executive Office of Motorola, Inc. from
Age 61                              October 2000 until his retirement in
                                    February 2001. From January 2000 to October
                                    2000, Mr. Tucker was President,
                                    Semiconductor Products Sector, and Deputy to
                                    the Chief Executive Officer of Motorola,
                                    Inc. After joining Motorola in 1965, Mr.
                                    Tucker served in a number of senior
                                    management positions, including President
                                    and General Manager of the Automotive,
                                    Component, Computer and Energy Sector. Prior
                                    to that, Mr. Tucker served as Executive Vice
                                    President and General Manager of the
                                    Automotive and Industrial Electronics Group
                                    and Corporate Vice President and General
                                    manager of Motorola's Bipolar Analog IC
                                    Division in Arizona, a manufacturer of
                                    semiconductor products. Mr. Tucker has
                                    served as a trustee of Rochester Institute
                                    of Technology since 1986.

DERRICK WALKER                      Mr. Walker is currently the President and
Director since December 1997        owner of Walker Racing, LLC, which was
Age 55                              formed in 1990. In 1988, he joined Al
                                    Holbert's Porsche Indy car project and
                                    assumed control of the program upon the
                                    death of Al Holbert. From 1980 to 1988, he
                                    was responsible for Penske Racing, Inc.'s
                                    Indy car program.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as CART's independent accountants to audit CART's consolidated financial statements for the year ended December 31, 2002. During 2001, Deloitte & Touche LLP, served as CART's independent accountants and provided certain tax and consulting services. Representatives of Deloitte & Touche LLP are expected to attend the meeting where they will be available to respond to questions and, if they desire, to make a statement.

         Audit Fees. The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for 2001 and the review of the financial statements in our Forms 10-Q was $66,000.

         All Other Fees. The aggregate fees billed by Deloitte & Touche LLP for other non-audit services rendered to us for the year ended December 31, 2001 was $81,850.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS CART'S INDEPENDENT ACCOUNTANTS FOR 2002. If the appointment is not ratified, our Board will select other independent accountants.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table provides information regarding each of CART's executive officers and certain key employees. Messrs. Pook and Lopes have entered into employment agreements pursuant to which they hold their current positions. All other officers are elected to serve one year terms.

NAME                             AGE     POSITION
----                             ---     --------

Christopher R. Pook (1)          61      President and Chief Executive Officer

Thomas L. Carter                 46      Chief Financial Officer/Vice
                                         President of Administration of CART,
                                         Inc.

Steve Fusek                      39      Vice President of Marketing of CART,
                                         Inc.

John Lopes                       40      Vice President of Racing Operations
                                         of CART, Inc.

Timothy A. Mayer                 36      Vice President of Promoter
                                         Operations of CART, Inc.

Adam Saal                        38      Vice President of Communications of
                                         CART, Inc.

Deborah M. Schneider             40      Chief Legal Officer of CART, Inc.

Rena Shanaman                    50      Vice President of Joint Venture
                                         Promoter Relations of CART, Inc.

Vicki O'Connor                   56      President of Pro-Motion Agency, Ltd.
                                         (Toyota Atlantic Series)

Michael J. Mills                 49      Secretary and General Counsel

----------

(1)      See Mr. Pook's biography on page 12.


         Thomas L. Carter was elected Chief Financial Officer in October 2000 and was first named Vice President of Finance and Administration of CART, Inc. in March 1998 after serving as Director of Finance since February 1997. From 1995 to 1996, Mr. Carter was employed by Rehman Robinson as a senior tax manager. From 1990 to 1995, Mr. Carter was employed by Deloitte & Touche as a senior tax consultant. From 1973 to 1989, Mr. Carter worked in various positions with the Michigan Department of Treasury. Mr. Carter is a certified public accountant.

         Steve Fusek was named Vice President of Marketing of CART, Inc. in December 2001. From May 1996 through September 2001, Mr. Fusek served as Vice President of Business Operations for PacWest Racing Group, responsible for accounting, marketing, contracts, hospitality and graphics. Prior to assuming that position, Mr. Fusek served in various capacities with PacWest Racing Group from 1994, including Team Coordinator and Business Manager. During 1992 and 1993, Mr. Fusek was team coordinator and had team operations responsibilities with Walker Racing.

         John Lopes was elected Vice President of Racing Operations in September 2001. Mr. Lopes graduated in 1985 from the U.S. Military Academy at WestPoint, New York with concentrations in both engineering and international security. He served over five years as an air/cavalry aviation officer and served as an aviation headquarters commander in the seventh infantry division and during Operation Just Cause in the Republic of Panama. Mr. Lopes began his career in motor sports in 1990 while attending Duke University School of law where he graduated with a juris-doctorate in

1993. While in law school, Mr. Lopes also worked full-time on public relations and marketing projects in NASCAR with all levels including Winston Cup. From 1993 to 1998, Mr. Lopes practiced law in Dallas, Texas with the law firm of Gardere and Wynne, extending his motor sports participation by representing drivers, teams and sponsors in the stockcar industry. He worked with large privately held businesses as well as professional athletes and the NBA's Dallas Mavericks. From 1998 to September 2001, Mr. Lopes served as General Manager of TeamXtreme Racing in the Indy Racing League.

         Timothy A. Mayer was named Vice President of Promoter Operations in January 2002. Prior to this, he served as Senior Vice President of Racing Operations of CART, Inc. from December 1998. Previously he was President of G3 Communications, Inc., a motorsports consulting and operations firm. G3 helped organize the Rio400 in Brazil. Mr. Mayer was General Manager of G3 in 1998 and assisted with logistics for other international events. Mr. Mayer was also the Executive Producer for SBT Brazilian Television's coverage of the FedEx Championship Series, Indy Lights and the Toyota Atlantic Series. Mr. Mayer has produced the television coverage for Brazilian television of these series from 1993 to 1998. Previously Mr. Mayer was in charge of Special Projects for Fittipaldi USA, and Sports World Communications.

         Adam Saal joined CART as the Vice President of Communications in January 2002, as part of the management restructuring initiated by President and CEO Christopher R. Pook. The appointment marks the second time Mr. Saal has held the top communications and public relations position at CART, previously heading the department in 1995 through 1996. A career motorsports professional, Mr. Saal began with the Barber Saab Pro Series (now Barber Dodge Pro Series) in 1988 as a public relations account executive. Later that year, Mr. Saal joined the International Motor Sports Association (IMSA) as director of communications, his first management position. In 1991, Mr. Saal joined Mr. Pook at the Grand Prix Association of Long Beach as that company's vice president of communications. In that capacity, Saal ran all of the media, public relations and communications projects related to the annual Toyota Grand Prix of Long Beach and other company projects. In December 1994, Saal joined CART for the first time as Director of Public Relations and stayed with the organization through December 1996 before leaving to start his own communications and public relations company, Saal L.L.C., which served as the primary and exclusive public relations and communications agency for the former CART series, the Dayton Indy Lights Championship from January 1997 through November 2001.

         Deborah M. Schneider became Chief Legal Officer of CART, Inc. in May 2000. From August 1991 to May 2000, Ms. Schneider was a partner with the law firm of Warner, Norcross & Judd. From July 1996 to August 1999, Ms. Schneider was a partner with the law firm of Adkison, Need, Green, Allen & Schneider. From 1985 to 1996, Ms. Schneider worked with the law firm of Howard & Howard, becoming a partner in 1991.

         Rena Shanaman is serving in a new role beginning in January 2002, as Vice President of Joint Venture Promoter Relations, She was first named Vice President of Client Relations for CART, Inc. in July 1996 after serving as the General Manager of CART's inaugural U.S. 500 on a contractual basis. Ms. Shanaman has been involved in motorsports for more than 16 years, including the Detroit Grand Prix, Molson Indy Vancouver and the Arrivederci, Mario tour for racing legend Mario Andretti.

         Vicki O'Connor is the founder, and has served as President, of Pro-Motion Agency, Ltd., which has administered the Atlantic Championship Series since 1985. From 1983 through 1984, Pro-Motion also organized the Pro Sports 2000 Series.

         Michael J. Mills was appointed general corporate counsel and corporate secretary to CART, Inc. in 1990. Mr. Mills was elected Secretary in 1997. From 1978 to 1989, Mr. Mills served as CART's associate counsel. In addition to his positions with CART, Mr. Mills currently serves in an "of counsel" position with the law firm of Monaghan, LoPrete, McDonald, Yakima & Grenke. From 1989 to 1996, Mr. Mills was the managing partner of Tripp and Mills. Prior to that time, he was a partner with Frasco, Hackett & Mills. Mr. Mills' law practice focuses on corporate and pension law, business and commercial transactions, labor/management relations and general litigation.

                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by each person who served as CART's Chief Executive Officer during 2001 and its four other most highly paid executive officers for the fiscal year ending December 31, 2001, and one other Executive Officer that was not an officer at the end of the year, as well as their compensation for the fiscal years ending December 31, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL                                         LONG TERM COMPENSATION
                                                COMPENSATION                                              AWARDS
                                 -------------------------------------------------------     --------------------------------
                                                                                             SECURITIES
                                                                                             UNDERLYING
                                                                          OTHER ANNUAL        OPTIONS/          ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR     SALARY ($)       BONUS ($)    COMPENSATION ($)      SARS (#)       COMPENSATION ($)
---------------------------      ----     ----------       ---------    ----------------     ----------      ----------------

Joseph F. Heitzler (1)             2001     $550,000        $200,000          (2)                 135,000       $14,134(3)(4)
  President and CEO                2000       42,308         100,000                              200,000             0

Christopher R. Pook (5)            2001      $14,423        $120,000          (2)                 450,000            $0
  President and CEO

Thomas L. Carter                   2001     $200,000         $20,000          (2)                  50,000        $3,435(3)
  Chief Financial Officer

Vicki O'Connor                     2001     $190,000              $0          (2)                   5,000        $6,153(3)(4)
  President of Pro-Motion          2000      185,000               0                                5,000        10,051
  Agency, Ltd.                     1999      180,000           4,037                                5,000         7,817

Roger Bailey (6)                   2001     $197,538              $0          (2)                       0      $425,237(3)(4)
  President of American            2000      240,000          28,139                                5,000         4,706
  Racing Series                    1999      240,000          83,108                               10,000         3,016

(1) Mr. Heitzler served as President and CEO until December 2001. Mr. Heitzler is no longer an employee of CART.

(2) The aggregate amount of perquisite compensation to be reported herein is less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.

(3) Includes the payment of term life insurance premiums on behalf of the named executive officer, as follows: Mr. Heitzler ($2,411); Mr. Pook ($0); Mr. Carter ($810); Ms. O'Connor ($2,322); and Mr. Bailey ($3,016). Includes the contributions to defined benefit plans on behalf of the named executive officer, as follows: Mr. Heitzler ($0); Mr. Pook ($0); Mr. Carter ($2,625); Ms. O'Connor ($2,625); and Mr. Bailey ($2,221).

(4) Includes the following: $3,399 representing 1/2 of the premiums with respect to disability insurance paid on behalf of Mr. Heitzler; and $8,323 representing 1/2 of the premiums with respect to two life insurance policies paid on behalf of Mr. Heitzler. Includes $1,206 for term life insurance premiums on behalf of Ms. O'Connor. Includes $420,000 paid to Mr. Bailey as severance payments under his employment agreement with the Company.

(5) Mr. Pook was elected as President and CEO in December 2001. He was not employed by CART prior to that time. He has entered into an employment agreement whereby he will be paid a base salary of $375,000 per year.

(6)      Mr. Bailey resigned as President of American Racing Series in October
         2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants in 2001 to each of the named executive officers.

                                                                  INDIVIDUAL GRANTS
                                                  ---------------------------------------------------
                                   NUMBER OF       % OF TOTAL
                                   SECURITIES        OPTIONS
                                   UNDERLYING      GRANTED TO         EXERCISE                          GRANT DATE
                                    OPTIONS       EMPLOYEES IN         PRICE         EXPIRATION           PRESENT
             NAME                 GRANTED (1)     FISCAL YEAR (2)    ($/SHARE)        DATE(3)          VALUE ($)(4)
             ----                 -----------     ---------------    ---------       ----------        ------------

Joseph F. Heitzler                     135,000         16.6%          $16.11            8/8/11          $1,072,903
Christopher R. Pook                    450,000         55.5%           15.68          12/18/11           3,410,238
Thomas L. Carter                        50,000          6.2%           14.68           7/30/11             362,098
Vicki O'Connor                           5,000          0.6%           14.68           7/30/11              36,209
Roger Bailey                                 0           --               --                --                  --

----------

(1) The options granted in 2001 are exercisable 33% after the first year, 66% after the second year and 100% after the third year.

(2)      CART granted options representing 811,250 shares to employees in 2001.

(3) The options expire the earlier of the date set forth herein or within a period specified in the option agreement following termination of employment with CART. Mr. Heitzler's options presented in this table have expired.

(4) CART used a Black-Scholes model of option valuation to determine grant date present value. CART does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the named officers are based on a ten-year option term. Other assumptions used for the valuations are: interest rate of 4.0%; annual dividend yield of 0%; and volatility of 30% (except with respect to options granted to Mr. Pook, which assumed volatility of 29%).

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table provides information on option exercises in 2001 by each of the named executive officers and the values of each of such officer's unexercised options at December 31, 2001.

                                                                  NUMBER OF SECURITIES
                                                                      UNDERLYING                 VALUE OF UNEXERCISED IN-THE-
                                                                 UNEXERCISED OPTIONS AT                MONEY OPTIONS AT
                                 NUMBER OF                         FISCAL EXERCISABLE                 FISCAL YEAR-END (1)
                                  SHARES                     ------------------------------      ----------------------------
                                ACQUIRED ON      VALUE
            NAME                 EXERCISE       REALIZED     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE    EXERCISABLE
            ----                -----------     --------     -------------      -----------      -------------    -----------
Joseph F. Heitzler                  0               0            66,666            268,334              $0         $40,500
Christopher R. Pook                 0               0                 0            450,000               0         328,500
Thomas L. Carter                    0               0             9,167             53,333           2,050          86,500
Vicki O'Connor                      0               0             8,333             11,667               0           8,650
Roger Bailey                        0               0            37,783                 0           12,075               0

----------

(1) The value of unexercised options is based upon the difference between the exercise price and the average of the high and low market prices on December 31, 2001 of $16.41.


                      REPORT OF THE COMPENSATION COMMITTEE

         CART's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Compensation Committee, which is comprised of non-employee directors, is responsible for approving and reporting to the Board on all elements of compensation for elected corporate officers.

         The Compensation Committee of the Board of Directors has furnished the following report on Executive Compensation for the year ended December 31, 2001.

WHAT IS CART'S PHILOSOPHY OF EXECUTIVE COMPENSATION?

         CART's Compensation Program consists of three key elements:

                  -        Base Salary;

                  -        Performance-Based Annual Bonus; and

                  -        Periodic Grants of Stock Options.

         The Compensation Committee believes that this three part approach best serves the interests of CART and its stockholders. It enables CART to meet the requirements of the highly competitive environment in which CART operates, while insuring that executive officers are compensated in a way that advances both the short and long-term interests of the stockholders. The variable annual bonus and stock options relate to an evaluation of the contribution made by the officer of CART to his/her performance, and with respect to the stock options, long-term remuneration related directly to the stock appreciation realized by all CART stockholders.

         BASE SALARY. Base salaries of CART's executive officers, as well as changes in such salaries take into account such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contribution and experience of the officer; negotiated terms of any applicable employment contracts; and the length of the officer's service. Salaries of all employees earning in excess of $150,000 per annum are reviewed and approved by the Compensation Committee.

         ANNUAL BONUS. Annual bonuses for officers are based upon the recommendation of the Chief Executive Officer and are reviewed and approved by the Compensation Committee. Bonuses are based on a number of factors, including achieving CART's financial and operational goals and overall performance by the officer.

         STOCK OPTIONS. The Compensation Committee's policy with respect to Stock Options is to grant options reflecting the participant's position and ability to influence CART's overall performance. The Stock Option Plan is intended to provide participants with an increased incentive to make contributions to the long-term performance and growth of CART, to attract and retain qualified employees. CART's approach has been to grant options to a significant number of its employees at all levels in order to align all employees with the shareholders in seeking shareholder value.

HOW IS CART'S CHIEF EXECUTIVE OFFICER COMPENSATED?

         During the year 2001, there were two Chief Executive Officers. Joseph
F. Heitzler was Chief Executive Officer until he resigned in December 2001, but remained as Chairman of the Board, and was paid pursuant to his employment agreement. Pursuant to Mr. Heitzler's employment agreement, he will receive a bonus of $200,000 for his service during 2001. Christopher R. Pook was elected President and CEO in December 2001. Mr. Pook received a salary of $14,423 for services in 2001. Under Mr. Pook's employment agreement, he received an initial bonus of $120,000 and will receive a salary of $375,000 for his services in 2002. Mr. Pook will receive a bonus of not less than $169,000 for 2002. In addition, we granted Mr. Pook options to purchase 450,000 shares of our common stock, vesting equally over a four-year period, subject to accelerated vesting in the event that specific financial criteria are met by the Company.

         No specific quantitative measures of performance have been adopted by the Committee. However, as part of the arrangement with our new CEO, we intend to establish specific bonus criteria for the CEO and other executive officers based on subjective factors which we intend to establish during 2002.

         DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Committee intends to comply with the requirements of Section 162(m) of the Internal Revenue Code with respect to the stock options granted to employees in order to avoid losing the tax deduction for compensation in excess of $1-million paid to one or more of the executive officers named in the summary of compensation table.

                                   Compensation Committee:

                                            Frederick T. Tucker, Chairman
                                            Floyd R. Ganassi, Jr.
                                            Barry E. Green
                                            Derrick Walker



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Board's Compensation Committee is or has been an officer or employee of CART or any of its subsidiaries during the last 10 years.

                          REPORT OF THE AUDIT COMMITTEE

         In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended December 31, 2001, the Audit Committee:

                  - reviewed and discussed the audited financial statements with CART's management,

                  - discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61 (as modified or supplemented), and

                  - received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented) and discussed the independence of Deloitte & Touche LLP.

                  - had private sessions, at each of its meetings, with the Company's independent auditors and, separately, with the Company's financial management team, at which candid discussions of financial management, accounting and internal control issues took place.

         Management has reviewed the audited financial statements in the Annual Report with the Audit Committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addressing the quality for management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles.

         The Audit Committee acts only in an oversight capacity. In its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

         Based on the review and discussions referred to above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Championship Auto Racing Teams, Inc. Annual Report on Form 10-K for the year ended December 31, 2001

                                             AUDIT COMMITTEE

                                             James F. Hardymon, Chairman
                                             Frederick T. Tucker

                             STOCK PERFORMANCE GRAPH

         The graph below shows the cumulative total shareholder return from the date of CART's initial public offering assuming the investment of $100 on March 10, 1998 in each of CART's common stock, the S&P 500 Index and the Company's peer group. For purposes of this stock performance graph, CART has selected all of the auto racing industry public companies as its peer group. The peer group is comprised of Dover Downs Entertainment, Inc., International Speedway Corporation, and Speedway Motorsports, Inc.






















         Assumes that the value of the investment in CART stock and each index was $100 at March 10, 1998 and that all dividends were reinvested.

                                   PLOT POINTS

                               1997               1998                1999               2000                 2001
                               ----               ----                ----               ----                 ----
CART                          100.00             155.92              121.05             110.52              84.68
S&P 500                       100.00             118.62              143.58             130.51              115.00
Peer Group                    100.00             120.17              143.26             108.98              117.68
Russell 2000                  100.00              92.35              111.98             108.72              111.58

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We have entered into, and we will continue to enter into, transactions with entities that are affiliated with our directors and/or 5% stockholders who are owners of our race teams. Race teams that participate in the CART Championship receive purse distributions on a per race basis and from the year end point fund which amounts have been paid based solely upon their performance in specific races. All of these payments are made to our race teams regardless of the affiliation with our directors or significant shareholders. During 2001, we also subsidized overseas travel for our race teams, including those affiliated with directors and/or 5% stockholders. The following table provides information with respect to payments made during 2001 by us to race teams that are affiliated with directors and/or significant shareholders of CART:

RACE TEAM/AFFILIATED DIRECTOR                                     PURSE DISTRIBUTIONS         TRAVEL DISTRIBUTIONS
-----------------------------                                     -------------------         --------------------

Newman/Haas Racing/Carl A. Haas                                        $ 2,037,500                   $ 260,000
Team Green/Barry E. Green                                                1,766,000                     390,000
Chip Ganassi Racing Teams, Inc./Chip Ganassi                               728,750                     260,000
Forsythe Racing, Inc./Gerald R. Forsythe                                   961,750                     390,000
Patrick Racing, Inc./U.E. Patrick                                          683,250                     260,000
Derrick Walker Racing, Inc./Derrick Walker                                 243,750                     130,000

         Carl A. Haas, a director of the Company and a race team owner, is a principal owner of Carl Haas Racing Teams, Ltd. and Texaco Houston Grand Prix L.L.C., each of which have entered into Promoter Agreements with respect to CART Championship races at the Wisconsin State Park Speedway in West Allis, Wisconsin and at a temporary road course in Houston, Texas. Pursuant to the terms thereof, a CART Championship race was held in West Allis through 2001, and in Houston through 2003. We are currently in negotiations for 2002 and beyond for the race at Wisconsin State Park Speedway. The Houston, Texas race will not be held in 2002 due to construction on the temporary circuit in downtown Houston. The sanction fees payable to CART under these agreements have been similar to those paid by independent race promoters. Pursuant to the two existing Promoter Agreements, entities affiliated with Mr. Haas have paid or will pay sanction fees to CART in the aggregate amount of $4.1 million, $0 million and $2.7 million in 2001, 2002 and 2003, respectively. In addition, we paid a total of $200,000 in sales costs and $175,000 in marketing expenses to these entities during 2001.

         Gerald R. Forsythe, a race team owner and 5% stockholder, is a principal owner of the entities which entered into Promoter Agreements with respect to CART Championship races in Rockingham, England and in Mexico City, Mexico beginning in 2002. He is also a principal owner of Monterrey Grand Prix,
S. de R.L. de C.V. which entered into a Promoter Agreement with respect to a CART Championship race in Monterrey, Mexico. Pursuant to the terms thereof, a CART Championship race will be held in Rockingham through 2006, in Mexico City through 2006 and in Monterrey through 2005. These entities affiliated with Mr. Forsythe have paid or will pay sanction fees to CART in the aggregate amount of $6.6 million for 2001, $10.9 million for 2002, $11.2 million for 2003, $11.5 million for 2004, $11.9 million for 2005 and $9.3 million for 2006. In addition, we paid a total of $200,000 in sales costs and $291,000 in marketing expenses to these entities during 2001.

         Mr. Forsythe is also a principal owner of the entity that will hold our Mexican television rights through 2004. In return for these rights, we will receive a minimum guarantee of $300,000, $325,000 and $350,000 for each of the three years ending 2002, 2003 and 2004, respectively. In addition, we will receive 70% of the net profits until we reach $500,000, $550,000 and $600,000 for each of the three years ending 2002, 2003 and 2004, respectively.

         Floyd R. Ganassi Jr., a director of the Company and a race team owner, is a principal owner of Chicago Motor Speedway, LLC and has entered into a Promoter Agreement with respect to a CART Championship race at Chicago Motor Speedway in Cicero (Chicago), Illinois. Pursuant to the terms thereof, a Championship race was held in 2001 and was to be held through 2003. The Chicago Motor Speedway, LLC has paid $1.7 million toward the $1.9 million sanction fee, with $225,000 in accounts receivable as of December 31, 2001 and was to pay sanction fees to CART of $2.0 million for 2002 and $2.1 million for 2003. In addition, CART paid a total of $100,000 in sales costs and $150,000 in marketing expenses to the Chicago Motor Speedway, LLC during 2001. In 2002, the Chicago Motor Speedway, LLC announced the suspension of all race events at Chicago Motor Speedway. We then entered into an agreement with the Chicago Motor Speedway, LLC where we will rent the track for $850,000 in 2002, and we will promote the race ourselves.

         In addition to the payments described above, CART receives revenues from its race teams, including those affiliated with CART directors and/or 5% stockholders, for entry fees, equipment leases and other payments based solely on participation in CART events. During 2001, race teams affiliated with CART directors and/or 5% stockholders made such payments to CART as follows:

          Team Green/Barry E. Green                              $267,000
          Forsythe Racing, Inc./Gerald R. Forsythe                158,000
          Chip Ganassi Racing Teams, Inc./Chip Ganassi             82,000
          Newman/Haas Racing/Carl A. Haas                          80,000
          Patrick Racing, Inc./U.E. Patrick                        80,000
          Derrick Walker Racing, Inc./Derrick Walker               42,000

         In addition, we repurchased 80,000 shares of stock at the market price of $14.50 per share from Barry Green during 2001. The repurchase was made in compliance with our repurchase program that was authorized by the Board of Directors in April 2001.

         With the exception of Messrs. Grosfeld, Hardymon, Henderson, Pook and Tucker, each of the current directors is affiliated with entities engaged in various levels of business activity with CART. These and other transactions with officers, directors, employees, principal stockholders or affiliates have been or will be (1) made in the ordinary course of business, (2) on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons, and (3) such that did not or do not involve more than normal levels of risk or present other unfavorable features. In order to avoid conflicts of interest, directors of CART who are affiliated with an entity that is entering into a transaction with CART will not vote on any matter related to such transaction, and may, in certain circumstances, refrain from participating in any discussions related to such transaction.

               ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE
                    ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:   WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Christopher R. Pook and Thomas L. Carter, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:   WHICH SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our common stock outstanding as of the close of business on April 15, 2002, the record date, is entitled to one vote at the annual meeting. On the record date, we had 14,718,134 shares of common stock issued and outstanding, held of record by 408 holders.

Q:   WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:   WHO WILL COUNT THE VOTE?

A: A representative of Wells Fargo Minnesota, N.A., CART's transfer agent, will tabulate the votes and act as the inspector of election.

Q:   IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within CART or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to CART management.

Q:   WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: CART will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials and/or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

A: You may submit proposals for consideration at future stockholder meetings, including director nominations.

STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in CART's proxy statement for next year's annual meeting, the written proposal must be received by CART no later than December 22, 2002. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by CART no later than March 6, 2003 and shall contain such information as required under our Bylaws.

NOMINATION OF DIRECTORS: Any stockholder of record may nominate persons for election to the Board of Directors by providing written notification to CART's secretary, in accordance with the Bylaws. Nominations for persons to be elected at the meeting of stockholders in 2001 must be received by March 6, 2003, and must include information concerning the proposed nominee as required by the Bylaws, and such person's written consent.

COPY OF BYLAW PROVISIONS: You may contact the CART Corporate Secretary at our Company headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

                                    By Order of the Board of Directors




                                    Christopher R. Pook
                                    President/CEO

                                    April 24, 2002

                                   APPENDIX A

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                 AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS


                                     CHARTER



                                  ORGANIZATION


         The Board of Directors (the "Board") shall have an Audit Committee comprised of at least three outside Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. Each of the Members of the Audit Committee shall have a working knowledge of basic finance and accounting and satisfy the experience requirements for Audit Committee Members established by the listing standards of The New York Stock Exchange, as amended and applicable (the "Exchange Standards"). Members of the Committee shall be appointed annually by the Board at its annual meeting or as necessary to fill vacancies in the interim. The Board shall designate one of the Committee members as chairman. The Committee shall hold meetings (in person or by telephone conference) as appropriate, but not less than three times per year.

                               STATEMENT OF POLICY

         The primary function of the Audit Committee shall be to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information provided to shareholders, the corporate accounting and financial reporting practices, the systems of internal accounting controls which management and the Board have established, and the independent audit process.

                                RESPONSIBILITIES

1) Consider and make recommendations to the Board concerning the firm to be employed as the Company's independent auditor.

2) Oversee the Company's accounting and financial reporting policies and practices as well as its internal controls.

3) Consider in consultation with the independent auditor, the scope and plan of forthcoming audits and the independent auditor's responsibility on a generally accepted accounting standards. The Committee should:

         a)       discuss significant accounting and auditing issues; and

         b) review with management and the independent auditor, the Company's quarterly and yearly financial statements prior to release of quarterly and year-end earnings and filings of such statement with the Commission.

4)       Meet with the Company's independent auditors as necessary:

         a) to review the arrangements for and scope of the annual audit and any special audits;

         b) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the independent auditor, or other results of such audit(s);

         c) to consider the independent auditor's comments with respect to the Company's financial policies, reporting procedures, internal accounting controls and management's responses thereto;

         d) to review the form of opinion the independent auditor is to propose to render to the Board and to the shareholders; and

         e) to discuss the matters required to be discussed by the Statement on Auditing Standards No. 61 related to the conduct of the audit.

5) Review and consider, based on the reports of the independent auditor and the internal auditors (if any):

         a) the adequacy of the Company's internal accounting controls including electronic data processing procedures and controls and related security programs; and

         b) any related management letter recommendations, and management's responses to such recommendations made by the independent auditor.

         c) the policies and financial reporting process for retirement and other benefit plans.

6)       Review, based on the reports of the independent auditor and management:

         a)       the Company's annual financial statements;

         b) the results of each external audit of the Company's financial statements, including any certification, report, opinion or review rendered by the independent auditor in connection with those financial statements;

         c) significant disputes between management and the independent auditor that arose in connection with such audit;

         d) other matters related to the conduct of the audit which are communicated to the Audit Committee under generally accepted auditing standards, including those concerning:

                  i) selection of and changes in significant accounting policies and practices and questions of choice of appropriate policies and practices;

                  ii) management's formulation of any particularly sensitive accounting estimates and the auditor's conclusion as to their reasonableness;

                  iii)     significant audit adjustments;

                  iv) consultation by management with other accountants about significant matters; and

                  v) serious difficulties the auditor encountered in dealing with management in performing the audit.

7) Review significant filings with the SEC containing the Company's financial statements, as the Audit Committee deems appropriate.

8) Review policies and reports of reviews with respect to officers' expense accounts.

9) Monitor compliance with the Company's Policy on Business Conduct to avoid conflicts of interest and assure ethical business practices and, from time to time, review such policies and make recommendations for changes in them.

10) Review the internal audit function of the Company (if any) including the independence of its reporting obligations, the proposed audit plan for the coming year, and the coordination of such plans with the independent auditors. Periodically review a summary of findings from completed internal audits and provide sufficient opportunity for the internal auditors to meet with members of the audit committee without members of management present.

11) Periodically, at the request of the Board, review the status of any pending litigation which could have significant impact on the Company's financial condition or seriously affect its reputation.

12) Have authority to inquire into any financial matters in addition to those set forth in 1 through 10, with the right and power (at the expense of the Company) to employ such persons and organizations to assist it in carrying out its duties as it shall reasonably deem to be necessary.

13)      Perform such other functions as may be assigned to it by the Board.

14) Report Committee agenda and actions to the Board with such recommendations as the Audit Committee may deem appropriate.

15) The Committee shall review this Charter at least once annually and shall recommend any changes to the Board. The Board shall review and reassess the adequacy of this Charter on an annual basis.

16) The Company shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, (including without limitation, any action by or in the right of the Company) by reason of his acting as a Member of the Committee against any liability or expense actually or reasonably incurred by such person; provided that the Member acted in good faith and in a manner he or she reasonably believed to be lawful and not opposed to the best interest of the Company. This right to indemnity held by the Members of the Committee is in addition to all other remedies afforded the Members under the Company's Certificate of Incorporation and Bylaws.

17) The material in this Charter is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Acts, whether made before or after the date this Charter is first included in the Company's annual proxy statement filed with the Commission and irrespective of any general incorporation language in such filing.

18) This Charter shall be construed in accordance with and governed by the laws of the State of Delaware.

19) This Charter may not be amended, modified or supplemented except by a writing signed and adopted by the then incumbent Members of the Committee and approved by the Board.

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                              TUESDAY, JUNE 4, 2002
                                   10:00 A.M.

                             THE WESTIN INDIANAPOLIS
                             50 SOUTH CAPITOL AVENUE
                           INDIANAPOLIS, INDIANA 46204

CHAMPIONSHIP AUTO RACING TEAMS, INC.
755 WEST BIG BEAVER ROAD, SUITE 800
TROY, MICHIGAN 48084                                                       PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 4, 2002.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint Christopher R. Pook and Thomas L. Carter, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.




                      See reverse for voting instrutions.

                                                                       COMPANY #
                                                                       CONTROL #


THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE-- TOLL FREE-- 1-800-240-6326-- QUICK !!!EASY !!!IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on June 3, 2002.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-  Follow the simple instructions the voice provides you.

VOTE BY INTERNET-- http://www.eproxy.com/mph/-- QUICK !!!EASY !!!IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 3, 2002.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Championship Auto Racing Teams, Inc., c/o Shareowner Services(TM), P.O. Box 64873, St. Paul, MN 55164-0837.






  IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                               Please detach here



                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors:  01 James Grosfeld        06 Christopher R. Pook      [ ] Vote FOR           [ ] Vote WITHHELD
                           02 Carl A. Haas          07 Rafael A. Sanchez            all nominees           from all nominees
                           03 James F. Hardymon     08 Frederick T. Tucker         (except as marked)
                           04 James A. Henderson    09 Derrick Walker
                           05 U.E. Patrick

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)           ____________________________________________

2. To ratify the appointment of Deloitte & Touche LLP as the independent
   accountants for the year ended December 31, 2002.                               [ ] For     [ ] Against     [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED
FOR EACH PROPOSAL.
---

Address Change? Mark Box  [ ]   Indicate changes below:                            Date ______________________________



                                                                                   ____________________________________________
                                                                                   Signature(s) in Box
                                                                                   Please sign exactly as your name(s) appears
                                                                                   on Proxy. If held in joint tenancy, all
                                                                                   persons must sign. Trustees, adminis-
                                                                                   trators, etc., should include title and
                                                                                   authority. Corporations should provide full
                                                                                   name of corporation and title of authorized
                                                                                   officer signing the proxy.
